SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

SORL AUTO PARTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 24, 2007

To our Stockholders:

The 2007 Annual Meeting of stockholders of SORL Auto Parts, Inc. will be held at 22 Cortlandt Street, 14th Floor, New York, New York 10007 on Monday, September 24, 2007, beginning at 1:00 p.m. local time. At the meeting, the holders of our outstanding common stock will act on the following matters:

(1)     To elect seven directors, each for a term of one year;

(2)     To ratify the appointment of our independent registered public accounting firm for the fiscal year ended December 31, 2007;

(3)     To transact any other matters that properly come before the meeting.

All holders of record of shares of SORL common stock at the close of business on August 6, 2007 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

By order of the Board of Directors,

Xiao Ping Zhang Chairman of the Board of Directors, Chief Executive Officer

August 24, 2007 Ruian City People’s Republic of China

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	7

ITEM 1 - ELECTION OF DIRECTORS	11

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	13

OTHER MATTERS	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

CERTAIN RELATIONSHIPS AND TRANSACTIONS	16

COMPENSATION DISCUSSION & ANALYSIS	18

REPORT OF THE AUDIT COMMITTEE	23

PRINCIPAL AUDITOR FEES AND SERVICES	23

ADDITIONAL INFORMATION	25

i

SORL Auto Parts, Inc.
No. 1169 Yumong Road
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of SORL Auto Parts, Inc. to be held on Monday, September 24, 2007, beginning at 1:00 p.m. local time, at New York, New York, and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy are being mailed to stockholders on or about August 24, 2007 in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

Why am I receiving these materials?

The Board of Directors (the “Board of Directors” or “Board”) of SORL Auto Parts, Inc. (“SORL,” “our,” “us,” “the Company,” or “we”), a Delaware corporation, is providing these proxy materials for you in connection with our annual meeting of the stockholders, which will take place on September 24, 2007. As a stockholder, you are invited to attend the annual meeting. Further, you are entitled to, and requested to, vote on the items of business described in this proxy statement.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, and certain other required information.

How may I obtain SORL’s Annual Report, Form 10-K and/or other financial information?

A copy of our 2006 Annual Report is enclosed. Stockholders may request another free copy of our 2006 Annual Report and/or a free copy of our entire Form 10-K, from:

Corporate Controller
SORL Auto Parts, Inc.
No. 1169 Yumong Road
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China

Alternatively, current and prospective investors can access our 2006 Form 10-K on our website at http://www.SORL.cn, under “Investor Relations.”

SORL also will furnish any exhibit to our 2006 Form 10-K, if specifically requested.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above to request delivery of a single copy of these materials.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each SORL proxy card and voting instruction card that you receive.

Voting Information

What items of business will be voted on at the annual meeting?

The items of business scheduled to be voted on at the annual meeting are:

•	The election of directors

•	The ratification of SORL’s independent registered public accounting firm for the 2007 fiscal year

We also will consider any other business that properly comes before the annual meeting. See question below.

What happens if additional matters are presented at the annual meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Xiao Ping Zhang and Xiao Feng Zhang, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	For the election of the nominated slate of directors (see Item 1);

•	For ratification of the appointment of Rotenberg & Co. LLP as our independent registered public accounting firm for fiscal year 2007 (see Item 2); and

•
With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What shares can I vote?

Each share of SORL common stock issued and outstanding as of the close of business on August 6, 2007, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date, SORL had approximately 18,275,126 shares of common stock issued and outstanding.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Stockholders of record of SORL common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. SORL stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SORL or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to SORL management.

What are the voting rights of the holders of our common stock?

For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Stockholders do not have cumulative voting rights.

Who will bear the cost of soliciting votes for the annual meeting?

We are making this solicitation and will pay substantially all of the costs of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We will reimburse banks, brokers or other nominees for their costs of sending our proxy materials to beneficial owners. Directors, officers or other employees of ours may also solicit proxies from stockholders in person, by telephone, facsimile transmission or other electronic means of communication without additional compensation.

Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of fiscal 2007.

Stock Ownership Information

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many SORL stockholders hold their shares through a broker, or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, U.S. Stock Transfer Corporation, you are considered, with respect to those shares, the stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting, unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should provide voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

What if I have questions for SORL’s transfer agent?

Please contact SORL's transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Co.
17 Battery Place, Eighth Floor
New York, New York 10004
(212) 509-4000 Office
(212) 509-5150 Fax

Annual Meeting Information

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on our performance during fiscal year 2006 and respond to questions from stockholders.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Please note that space limitations make it necessary to limit attendance to stockholders and their guests. Admission to the meeting will be on a first-come, first-serve basis.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock that are outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 18,275,126 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 9,137,563 votes will be required to establish a quorum.

Proxies received, but marked as abstentions, will be included in the calculation of the number of votes considered to be present at the meeting, but they will be treated as unvoted with respect to the matter or matters on which the abstentions are indicated.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted by applicable rules to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters and will not be counted in determining the number of votes necessary for approval. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Stockholder Proposals, Director Nominations and Related Bylaw Provisions

What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at our 2008 stockholders’ meeting.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than April 26, 2008. If the date of next year's annual meeting is moved more than 30 days before the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to our corporate address:

Corporate Controller
SORL Auto Parts, Inc.
No. 1169 Yumong Road
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China

If notice of a stockholder proposal submitted outside the process of Rule 14a-8 is not received by our Corporate Secretary by April 26, 2008, the persons named in our proxy for the next annual meeting of stockholders will have discretionary authority to vote on the proposal in accordance with their best judgment.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board of Directors. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above.

Copy of Bylaw Provisions: You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.

How may I communicate with SORL's Board of Directors?

You may submit an e-mail to our Board at boardmembers@sorl.com.cn

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of our code of ethics is posted on our Internet site at http://www.SORL.cn.

Board Members’ Independence

Our Corporate Governance Guidelines and the Rules of the Nasdaq Stock Market provide that a majority of our seven-member Board must consist of independent directors. The Board has determined that each of the following four non-employee director nominees standing for election is independent within the meaning of Nasdaq Stock Market Marketplace Rule 4200(a)(15): Li Min Zhang, Zhi Zhong Wang, Yi Guang Huo, and Jiang Hua Feng.

Director Independence Standards

In determining independence, the Board reviews whether directors have any material relationship with us. The Board considers all relevant facts and circumstances. In assessing the materiality of a director's relationship to us, the Board is guided by the standards set forth below and considers the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if applicable. An independent director must not have any material relationship with us, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with us, or any other relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A director will not be considered independent in the following circumstances:

(1) The director is, or has been in the past three years, an employee of SORL, or a family member of the director is, or has been in the past three years, an executive officer of SORL.

(2) The director has received, or has a family member who has received, compensation from us in excess of $100,000 in any 12 month period in the past three years, other than compensation for board service, compensation received by the director's family member for service as a non-executive employee, and benefits under a tax-qualified plan or other non-discretionary compensation.

(3) The director is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor, who worked on our audit at any time during any of the past three years.

(4) The director is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer.

(5) The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of our executive officers served on the compensation committee of that other entity.

(6) The director is, or a family member is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of 5% of the recipient's consolidated gross revenues for that year, or $200,000.

For these purposes, a "family member” includes a director's spouse, parents, children and siblings, whether by blood, marriage, or adoption, or anyone residing in the director's home.

Board and Committee Composition

As of the date of this proxy statement, our Board has seven directors. The Board has recommended the election of the seven director nominees who are identified in this proxy statement.

The Board has the following two committees: Audit and Compensation. The membership during the last fiscal year through the date of this proxy statement, and the function of each of the committees, are described below. During fiscal year 2006, the Board held 4 meetings. Each director attended at least 75% of all Board and applicable Committee meetings. The Board has determined that each current member of the Audit Committee and Compensation Committee is independent within the meaning of Nasdaq Rule 4200(a)(15) and 4350(d), and that each current member of the Audit Committee is independent within the meaning of applicable regulations of the Securities and Exchange Commission regarding the independence of audit committee members.

Director	Audit Committee	Compensation Committee
Li Min Zhang	X
Zhi Zhong Wang	X	X
Yi Guang Huo	X	X
Jiang Hua Feng		X

Audit Committee. The members of our audit committee are Professor Zhang and Messrs. Wang and Huo. Professor Zhang is the Chairman of the audit committee and serves as the audit committee’s “financial expert.” His qualifications are described in greater detail under Item 1- Election of Directors. During fiscal year 2006, the audit committee held 4 meetings. Our audit committee assists our Board of Directors in its oversight of:

•	the integrity of our financial statements;

•	our independent auditors’ qualifications and independence; and

•	the performance of our independent auditors.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee. We believe that the composition of our audit committee meets the requirements for independence under the current Nasdaq Capital Market and SEC rules and regulations. We believe that the functioning of our audit committee complies with the applicable requirements of the Nasdaq National Market and SEC rules and regulations. We intend to comply with future requirements as applicable.

The report of the Audit Committee of the Board of Directors is included in the proxy statement on page 23. The charter of the Audit Committee is attached to this proxy statement as Appendix A.

Compensation Committee. The members of the compensation committee are Messrs. Wang, Huo, and Feng. During fiscal year 2006, the compensation committee held 1 meeting. The purpose of our compensation committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. The compensation committee does not have a written charter. Specific responsibilities of our compensation committee include:

•	reviewing and recommending approval of compensation of our executive officers;

•	administering our stock incentive and employee stock purchase plans; and

•	reviewing and making recommendations to our Board with respect to incentive compensation and equity plans.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our directors other than our Chief Executive Officer for 2006:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	Option Awards ($) (3)	All other compensation ($)	Total ($)

Xiao Feng Zhang (4)	--	--	30,000	30,000
COO & Director

Jung Kang Chang (5)	--	--	15,000	15,000
Director

Li Min Zhang	10,000	12,424		22,424
Director

Zhi Zhong Wang	10,000	12,424		22,424
Director

Yi Guang Huo	10,000	12,424		22,424
Director

Jiang Hua Feng	10,000	12,424		22,424
Director
____________

(1)
Mr. Xiao Ping Zhang does not receive additional compensation for his role as a Director. For information relating to Mr. Xiao Ping Zhang’s compensation as Chairman and Chief Executive Officer, see the Summary Compensation Table later in this proxy statement.

(2)	The amounts in this column represent cash payments made to Non-Employee Directors for attendance at meetings during the year.

(3)
The amounts in this column represent the compensation cost of stock options awarded by the Compensation Committee in 2006. These amounts do not include any estimate for forfeitures. The grant date fair market value of option awards granted were determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS123(R)) and are recognized as compensation cost over the requisite service period. The amount recognized for these awards was calculated using the Black Scholes option-pricing model. Our 2005 Compensation Plan is described under this Item 11.

(4)
Mr. Xiao Feng Zhang is an employee of the Company and did not receive cash compensation or other stock options for attending Board meetings in 2006. However, he received cash compensation of $30,000 as salary for his managerial role with the Company. Mr. Zhang is also employed by the Ruili Group which makes separate payments to him for his services to that company.

(5)
Mr. Jung Kang Chang is an employee of the Company and did not receive cash compensation or other stock options for attending Board meetings in 2006. However, he received cash compensation of $15,000 as salary for his managerial role with the Company.

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. Directors who also are employees of our company currently receive no compensation for their service as directors or as members of Board committees. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our Board. The directors’ current compensation schedule has been in place since March 2006. The directors’ annual compensation year begins with the annual election of directors at the annual meeting of stockholders. The annual retainer year period has been in place for directors since 2006. Periodically, our Board of Directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the Board deems relevant.

Non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and for meetings of any committees of our Board of Directors on which they serve. During 2006, our non-employee directors had each received or earned cash compensation for attending Board or committee meetings of $10,000. On March 1, 2006, the Board of Directors approved a grant of a total of 60,000 options (See note 17 to the financial statements of our annual report) to be issued to the four non-employee directors. Each non-employee director received options to purchase 15,000 shares of common stock with an exercise price of $4.79 per share. The contractual term of the options is three years.

Consideration of Director Nominees

At the present time, we do not have a nominating committee. Director nominees are considered by the entire Board. Because of the relatively small size of our Board, we believe it has been in the best interest of the Company for all the members of the Board to be involved in the process of selecting our director nominees. However, we intend to form a nominating committee in the near future.

Stockholder nominees

The Board of Directors will consider stockholder nominations for candidates for membership on the Board. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board. Any stockholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Controller
SORL Auto Parts, Inc.
No. 1169 Yumong Road
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China

Director Qualifications

The Board of Directors believes that members of the Board should have the highest professional and personal ethics and values, consistent with longstanding SORL values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Director

The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the Board through current Board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. As described above, the Board considers stockholder nominations for candidates for the Board. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. The Board will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

ITEM 1 - ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2007 annual meeting of stockholders. The Board of Directors proposes that the following seven nominees, all of whom are currently serving as directors, be elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Messrs. Xiao Feng Zhang and Xiao Ping Zhang are brothers. There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

The director nominees standing for election are:

Name	Age	Position

Xiao Ping Zhang	44	Chief Executive Officer and Chairman

Xiao Feng Zhang	39	Chief Operating Officer and Director

Jung Kang Chang	41	Vice President, International Sales and Director

Li Min Zhang	51	Director

Zhi Zhong Wang	62	Director

Yi Guang Huo	64	Director

Jiang Hua Feng	41	Director

XIAO PING ZHANG - CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER (CEO)

Xiao Ping Zhang has served as CEO and chairman of the Board since the reverse merger. He founded the Ruili Group, a company specializing in a variety of automotive parts and components, in 1987, and has served as chairman of Ruili Group since then. In 2003, he was elected the President of Wenzhou Auto Parts Association, and Vice-President of China Federation of Industry and Commerce Auto & Motorbike Parts Chamber of Commerce. Mr. Zhang is also a member of the Standing Committee of the People’s Congress in Rui’an City, Zhejiang, China. He is also currently engaged as a mentor in entrepreneurship for graduate students of Zhejiang University. Mr. Zhang graduated from Zhejiang Radio and TV University in 1986 with a major in Industrial Management.

XIAO FENG ZHANG - DIRECTOR AND CHIEF OPERATING OFFICER (COO)

Xiao Feng Zhang has served as COO and a member of the Board of Directors since the reverse merger. He is responsible for sales and marketing. Mr. Zhang co-founded the Ruili Group with his brother, Mr. Xiao Ping Zhang, in 1987, and served as the General Manager of Ruili Group until March 2004. Mr. Zhang received his diploma in economics from Shanghai Fudan University in 1994.

JUNG KANG CHANG - DIRECTOR AND VICE PRESIDENT, INTERNATIONAL SALES

Jung Kang Chang has served as a member of our Board of Directors since the reverse merger. He is also in charge of our international sales. From January 1998 to May 2004, Mr. Chang served as the General Manager of JieXiangHao Enterprise Company Limited based in Taipei, Taiwan; before taking office as the general manager, he was the sales engineer and sales manager with JieXiangHao in Taipei. Mr. Chang graduated from Taiwan Taoyuan Longhua Industry College in 1986.

LI MIN ZHANG - DIRECTOR

Dr. Li Min Zhang has served as a member of our Board of Directors since August 2004. He chairs the audit committee of our board. Dr. Zhang currently is a professor at Sun Yat-Sen University Management School in Guangdong, China, coaching Ph.D. candidates with an accounting major. During 1994 and 1995, Dr. Zhang conducted academic research at the University of Illinois at Urbana-Champaign, and practiced at Mok & Chang CPAs in USA. In 1986, he conducted academic research at the Office of Auditor General of Canada. Dr. Zhang currently also serves as vice chairman of China Audit Society, and secretary of China Association of Chief Financial Officers. He is a member of American Accounting Association. Also, Dr. Zhang is involved with the China CPA Society Auditing Principles Task Force and China Audit Society Training Committee. Dr. Zhang earned his Ph.D. in Economics in January 1991.

ZHI ZHONG WANG - DIRECTOR

Zhi Zhong Wang has served as a member of our Board of Directors, as well as a member of both audit and compensation committees since August 2004. From 1980 until present, Mr. Wang has served as instructor and professor at Beijing Jiaotong University (formerly Northern Jiaotong University), Department of Electrical Engineering. Before 1980, he was an electrical engineer with Science and Technology Institute of the Qiqihaer Railway Administration, Heilongjiang, China. Mr. Wang has led over twenty research projects such as novel pneumatic generator and streamer discharging, and corona power supply for desulphurization. His numerous publications include Research on the Novel AC Voltage Stabilized Power Supply in Power Electronics. Mr. Wang received his bachelor degree in electrical engineering from Northern Jiaotong University in 1968.

YI GUANG HUO - DIRECTOR

Yi Guang Huo has served as a member of our Board of Directors, as well as a member of the audit committee and chairman of the compensation committee under the Board since August 2004. Mr. Huo has been engaged in scientific and technological work and has been responsible for various national key research projects, such as designing and conducting experiments for automotive products, drafting ministry standards and econo-technological policies, etc. He has been awarded ministry-level First Prize for Technology Innovation. Mr. Huo has also served as President of China Federation of Industry and Commerce Auto & Motorbike Parts Chamber of Commerce, a Board member and visiting professor of Wuhan University of Technology, and secretary of Society of Auto Engineering - China. Between 1995 and 1996, Mr. Huo conducted academic research as a visiting researcher at Tokyo University Economics Department. During 1987 and 1988, he studied Scientific Research and Management with Japan Automobile Research Institute as well as Japanese automobile companies including Nissan, Hino, Isuzu and Mitsubishi. Mr. Huo earned his B.S. degree from Jilin University Automobile Department in 1965.

JIANG HUA FENG - DIRECTOR

Jiang Hua Feng has served as a member of our Board of Directors as well as a member of the compensation committee under the Board since August 2004. Since 1988, Mr. Feng has also served as chief lawyer at Yuhai Law Firm, Rui’an, Zhejiang. Mr. Feng is a member of China Lawyers Association. He was elected People’s Congress representative for Wenzhou area, Zhejiang. Mr. Feng received his bachelor degree in law from East China University of Politics and Law.

ITEM 2- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Rotenberg & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007. Rotenberg & Co. LLP has served as our independent registered public accounting firm since the 2005 fiscal year. Services provided to us by Rotenberg & Co. LLP in fiscal 2006, and/or expected to be provided in fiscal 2007, include the audit of our consolidated financial statements, limited reviews of interim financial statements included in our quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and accounting matters. See “Principal Auditor Fees and Services” on page 23.

We expect that a representative of Rotenberg & Co. LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Rotenberg  & Co. LLP as the Company's independent registered public accounting firm for fiscal 2007.

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of July 31, 2007 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our chief executive officer and chief financial officer, our “named executive officers”;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days. Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 18,275,126 shares of common stock outstanding as of July 31, 2007.

The address for each of the stockholders in the table is c/o of the Company.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE BENEFICIAL OWNER	POSITION	PERCENT OF CLASS

Xiao Ping Zhang	9,087,527	Chief Executive Officer and Chairman	49.7%

Xiao Feng Zhang	1,135,938	Chief Operating Officer and Director	6.2%

Zong Yun Zhou	—	Chief Financial Officer	*

Jung Kang Chang	—	Director	*

Li Min Zhang	—	Director	*

Zhizhong Wang	—	Director	*

Yiguang Huo	—	Director	*

Jianghua Feng	—	Director	*

Officers and Directors as a Group (8 persons)	10,223,465		55.9%

PRINCIPAL STOCKHOLDERS

Shu Ping Chi	1,135,938		6.2%
____________________
*  Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal year 2006, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Capital Stock Issuances in the Reverse Acquisition

Pursuant to the reverse acquisition between Fairford Holdings Limited and the Company, Mr. Xiao Ping Zhang, our Chief Executive Officer, and Mr. Xiao Feng Zhang, our Chief Operating Officer, received 9,087,527 shares and 1,135,938 shares, respectively, of our common stock representing 68.4% and 8.55% respectively, of our then outstanding shares.

Ruili Group

Mr. Xiao Ping Zhang and Mr. Xiao Feng Zhang are the principal stockholders of the Ruili Group which was the owner of the assets contributed to Ruili Group Ruian Auto Parts Co., Ltd., a sino-foreign joint venture, in the reverse acquisition. We purchase non-valve automotive products and packaging material from the Ruili Group. In 2006, we purchased products from the Ruili Group representing approximately $21.9 million of our sales. We generate only a small profit on these sales, but our sales of these products represent an important marketing benefit as they enable us to fill out our product line and reduce our customers’ transaction costs. The Ruili Group also guaranteed certain bank loans to the joint venture without fee and licensed two patents and the trademark “SORL” to the joint venture on a royalty free basis. The two patents licensed were assigned to the joint venture in 2006 for $50,000. We also lease from the Ruili Group our production facility and warehouse consisting of approximately 271,713 square feet. The lease commenced in March 2004 and is for a term of ten years at an annual rental of approximately $457,845. In December 2006, the Company entered into one new lease agreement with Ruili Group Co., Ltd., to lease two apartment buildings. The two apartment buildings are for its management personnel and ordinary staff, respectively. The lease term is from January 2007 to December 2011 for one apartment building, and is from January 2007 to December 2012 for the other. The annual rental of the two apartment buildings is approximately $242,043. Additionally, in November 2006, the joint venture purchased approximately 120 acres of land for $5.9 million from Ruili Group. The Company believes that the above-mentioned transactions were made at arm’s length, and all prices charged and payments made between the parties are at least as favorable to the joint venture as would be obtained from a third party.

The Board of Directors evaluates each “related transaction” on a case by case basis, and does not have a specific policy for approving such transactions.

EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

The following table sets forth our executive officers, directors and key employees, their ages and the positions they held as of December 31, 2006.

Name	Age	Position

Xiao Ping Zhang (1)	44	Chief Executive Officer and Chairman

Xiao Feng Zhang (1)	39	Chief Operating Officers and Director

Jung Kang Chang (1)	41	Vice President, International Sales and Director

Zong Yun Zhou	52	Chief Financial Officer

Jason Zhang	43	Deputy General Manager

(1) The business experience of Messrs. Xiao Ping Zhang, Xiao Feng Zhang, and Chang is described above under “Item 1 - Election of Directors.”

ZONG YUN ZHOU - CHIEF FINANCIAL OFFICER

Zong Yun Zhou has served as our CFO since our inception. Between April 2002 and May 2004, Ms. Zhou served as the Financial Controller of Shanghai Huhao Auto Parts Manufacturing Company Limited, a joint venture between Ruili Group and Shanghai Automotive Industry Corporation. From January 1996 until April 2002, Ms. Zhou worked for the Auditing Department of Anhui Province, China, in charge of auditing state-owned companies in Anhui Province. Ms. Zhou is a Chinese Certified Public Accountant, and a member of the Institute of Internal Auditors (IIA). Ms. Zhou completed her undergraduate studies at Anhui University.

JASON ZHANG - DEPUTY GENERAL MANAGER

Jason Zhang joined us in May 2006 as Deputy General Manager, supervising our capital market operations and M&A strategies. Before joining us, Mr. Zhang served as the Managing Director of JPK Capital Inc., an investment company based in Shenzhen, China. From 1999 to 2001, he worked for Qiao Xing Group Corporation as the Manager of Capital Market Business Department. From 1996 to 1999, he served as the General Manager of Shenzhen Zhihui Finance Co., Ltd. 1994 till 1996, he served as the General Manager of the Underwriting Division of Shenzhen Non-Ferrous Metals Finance Co., Ltd. From 1992 to 1994, he served as the General Manager of the Investment Department of Shenzhen Lantern Fund Management Company. Mr. Zhang received his master degree in economics from Xiamen University.

The following Report of the Compensation Committee and the Report of the Audit Committee do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report or, the Report of the Audit Committee, by reference therein.

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 2006.

Overview of Executive Compensation Program

The Compensation Committee of our Board of Directors is responsible for establishing, implementing and monitoring our executive compensation program philosophy and practices. The Compensation Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to named executive officers are similar to those provided to our other officers.

Throughout this document, the individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal 2006, and who are included in the Summary Compensation Table are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company.

Because of the size of our Company, the small number of executive officers in our Company, and our Company’s financial priorities, the Committee has decided not to implement or offer any retirement plans, pension benefits, deferred compensation plans, or other similar plans for our executive officers. Accordingly, the components of the executive compensation currently consist of cash salary. The Compensation Committee will consider using stock option grants to provide executives with long-term incentives.

As a manufacturing company operating in Zhejiang Province, China, the Compensation Committee also takes the local average executives’ salary level into account in its compensation decisions. The Compensation Committee may reassess the proper level of equity and cash compensation in light of the company’s improved profitability and working capital situation.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all of our officers. Decisions regarding the non-equity compensation of officers other than the named executive officers are made by the Chief Executive Officer.

The Compensation Committee and the Chief Executive Officer annually review the performance of each named executive officer (other than the Chief Executive Officer, whose performance is reviewed only by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company, to reward the executives for achieving such goals, and to retain the executives. In doing so, the Committee does not employ outside compensation consultants. The Compensation Committee sets compensation for our executive officers at levels targeted at or around the average of the compensation amounts provided to executives at comparable local companies considering, for each individual, their individual experience level related to their position with us. There is no pre-established policy or target for the allocation between either cash and non-cash incentive compensation.

2006 Executive Compensation Components

For 2006, the principal component of compensation for the named executive officers was base salary.

The Company provides named executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for the named executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, the Committee primarily considers:

•	the negotiated terms of each executive employment agreement;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the company’s performance review process, as well as upon a change in job responsibility. Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance. Base salaries for the named executive officers in 2006 have not been changed from the base salaries in effect during the prior year.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, has recommended to our Board of Directors that the foregoing “Compensation Discussion and Analysis” be included in this Annual Report.

Yi Guang Huo	Zhi Zhong Wang	Jiang Hua Feng

Compensation Committee Interlocks and Insider Participation

The directors who served on our Compensation Committee during the year ended December 31, 2006 are listed on page 8 under “Board and Committee Composition.” None of the members of the Board’s Compensation Committee during fiscal year 2006 is or has been an officer or employee of the Company. Each member meets the independence criteria as set forth by SEC and NASDAQ. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or compensation committee.

Information about transactions between the Company and its directors is set forth under “Certain Relationships and Transactions.”

Summary Compensation Table

The following table presents summary information concerning all compensation paid or accrued by us for services rendered in all capacities during 2006 by Mr. Xiao Ping Zhang and Ms. Zong Yun Zhou, who are the only individuals who served as our principal executive and financial officers during the year ended December 31, 2006. No other executive officer received compensation in excess of $100,000 for the fiscal year ended December 31, 2006.

Name and Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Total ($)
Mr. Xiao Ping Zhang, CEO (1)	2006	50,000	—	—	50,000

Ms. Zong Yun Zhou, CFO (2)	2006	20,000	—	—	20,000

____________

(1)
Mr. Zhang is also employed by the Ruili Group which makes separate payments to him for his services to that company. Mr. Zhang did not receive any compensation other than the cash salary of $50,000 listed herein from the Company in 2006.

(2)	Ms. Zhou did not receive any of compensation other than the cash salary of $20,000 listed herein from the Company in 2006.

Employment Agreements

Effective May 1, 2006, the Company entered into employment agreements with Mr. Xiao Ping Zhang, our Chief Executive Officer, Mr. Xiao Feng Zhang, our Chief Operating Officer, and Ms. Zong Yun Zhou, our Chief Financial Officer. The term of their employment with the Company is for a period of five years with an additional one year period unless the Company decides not to renew. Their compensation is subject to an annual review by the Compensation Committee of the Board of Directors. The agreements also set forth their respective duties and confidentiality responsibilities.

Severance and Change of Control Arrangements

There are no severance or change of control arrangements.

Equity Benefit Plans

Our 2005 Stock Compensation Plan, or the Plan, was adopted by our Board of Directors in July 2005.

Share Reserve. We have reserved 1,700,000 shares for issuance under the 2005 Stock Compensation Plan. To date, the Company has granted 49,500 shares and options to purchase an additional 60,000 shares under the Plan.

Administration. The compensation committee of our Board of Directors administers the 2005 Compensation Plan and has complete discretion to make all decisions relating to our 2005 Compensation Plan. Our compensation committee may also re-price outstanding options and modify outstanding awards in other ways.

Eligibility. Employees, non-employee members of our Board of Directors, advisors and consultants are eligible to participate in our 2005 Stock Compensation Plan.

Types of Awards. Our 2005 Stock Compensation Plan provides for awards of stock options, restricted shares, stock appreciation rights and performance shares.

Change in Control. If we are merged or consolidated with another company, and such merger or consolidation results in a change in control, any award under the 2005 Stock Compensation Plan will be subject to the terms of the merger agreement. Such terms may provide that the option continues, is assumed or substituted, fully vests or is settled for the full value of such option in cash, followed by the cancellation of such option.

Amendments or Termination. Our Board of Directors may amend, suspend or terminate the 2005 Stock Compensation Plan at any time. If our Board amends the Plan, it does not need to seek stockholder approval of the amendment unless such consent is required in order to comply with any applicable tax or regulatory environment. No award may be made under the 2005 Stock Compensation Plan after the tenth anniversary of the effective date of the Plan.

Options. The Board may determine the number of shares covered by each option, the exercise price therefore, the conditions and limitations on the exercise and any restrictions on the shares issuable. Optionees may pay the exercise price by using cash, shares of common stock that the optionee already owns or, at the election of the Board, a promissory note, an immediate sale of the option shares through a broker designated by us, or other property.

Performance Shares. The Board may make performance share awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals.

Stock Appreciation Rights. A participant who exercises a stock appreciation right receives the increase in fair market value of our common stock over the fair market value on the date of grant.

Restricted Shares. Restricted shares may be awarded under the 2005 Stock Compensation Plan. Restricted shares vest at the times and payment terms therefor shall be determined by our compensation committee.

Adjustments. If there is a subdivision of our outstanding shares of common stock, a dividend declared in stock or a combination or consolidation of our outstanding shares of common stock into a lesser number of shares, corresponding adjustments will be automatically made in each of the following: (a) the number of shares of common stock available for future awards under the 2005 Stock Compensation Plan; (b) any limitation on the maximum number of shares of common stock that may be subject to awards in a fiscal year; (c) the number of shares of common stock covered by each outstanding option or stock appreciation right, as well as the exercise price under each such award; (d) the number of shares of common stock covered by the options to be granted under the automatic option grant program; or (e) the number of stock units included in any prior award that has not yet been settled.

Stock Option Grants

None of the Company’s executive officers have received any grant of stock options or stock awards. In 2006, the Board awarded options to purchase 15,000 shares of common stock to each of the Company’s four non-employee directors.

Equity Compensation Plan Information

Our 2005 Stock Compensation Plan was adopted by our Board of Directors in July 2005. We have reserved 1,700,000 shares for issuance under the 2005 Stock Compensation Plan. To date, options to purchase 60,000 shares and 49,500 shares have been awarded under the Plan.

The following table summarizes the securities authorized for issuance under our 2005 Stock Compensation Plan, the number of shares of our common stock issuable upon the exercise of outstanding options, warrants and rights, the weighted average exercise of such options and the number of additional shares of our common stock remaining available for issuance.

Plan Category	Number of securities authorized for issuance under our 2005 Stock Compensation Plan	Number of shares previously issued	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding option warrants and rights	Number of securities available for future issuance under equity compensation plans

Equity Compensation plans not approved by security holders	1,700,000	49,500	60,000	$4.79	1,590,500

Total	1,700,000	49,500	60,000	$4.79	1,590,500

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence. Based on the audit committee’s review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

Yi Guang Huo	Zhi Zhong Wang	Li Min Zhang

PRINCIPAL AUDITOR FEES AND SERVICES

Rotenberg & Co. LLP, Certified Public Accountants, was the Registrant’s independent registered public accounting firm engaged to examine the financial statements of the Registrant for the fiscal year ended December 31, 2006 and 2005. Hein & Associates LLP, was the Registrant’s independent registered public accounting firm engaged to examine the financial statements of the Registrant for the fiscal year ended January 31, 2003. Hein & Associates LLP and Want & Ender, CPA, PC, served as independent registered public accounting firms for the Company for the fiscal year ended December 31, 2004. The Registrant changed its fiscal year end from January 31 to December 31 on May 19, 2004. Rotenberg & Co. LLP performed the following services and has been paid the following fees.

FISCAL YEAR ENDED DECEMBER 31, 2006 and 2005

AUDIT FEES

Rotenberg & Co. LLP was paid aggregate fees of approximately $120,000 in each fiscal years ended December 31, 2006 and 2005, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements and for the reviews of the financial statements included in the Registrant’s quarterly reports on Form 10-QSB for the fiscal years ended December 31, 2006 and 2005.

AUDIT-RELATED FEES

Rotenberg & Co. LLP was not paid additional fees for the fiscal years December 31, 2006 or 2005 for assurance or related services reasonably related to the performance of the audit or review of the Registrant’s financial statements.

TAX FEES

Rotenberg & Co. LLP was not paid any fees for the fiscal years ended December 31, 2006 or 2005 for professional services rendered for tax compliance, tax advice and tax planning. This service was not provided.

ALL OTHER FEES

Rotenberg & Co. LLP was paid no other fees for professional services during the fiscal years ended December 31, 2006 and December 31, 2005.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

ADDITIONAL INFORMATION

STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN OR ORAL REQUEST TO SORL AUTO PARTS, NO. 1169 YUMENG ROAD, RUIAN ECONOMIC DEVELOPMENT DISTRICT, RUIAN CITY, ZHEJIANG PROVINCE, PEOPLE’S REPUBLIC OF CHINA, ATTENTION JASON ZHANG. WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $.20 PER PAGE, PAYABLE IN ADVANCE. THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

APPENDIX A

SORL AUTO PARTS, INC.
AUDIT COMMITTEE
CHARTER

(As adopted by the Board of Directors on August 5, 2005)

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) of SORL Auto Parts, Inc. (the “Company”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities relating to (1) the quality and integrity of the financial reports of the Company, (2) the independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing circumstances while ensuring that the Company’s accounting and reporting practices are in accordance with all requirements and are all of the highest quality.

II.	STATEMENT OF POLICY

The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountants and internal audit function.

•	Provide an open avenue of communication among the independent accountants, internal auditors, the Company’s operational management (the “Management”) and the Board.

The Committee shall provide assistance to the Board in fulfilling the Board’s oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, any independent audit of the Company’s financial statements and the ethics programs as may be established by Management and the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Part V of this Charter. The Committee may augment the activities defined by Part V at its discretion in order to comply with any applicable requirements of the Sarbanes-Oxley Act, the NASDAQ Stock Market (“NASDAQ”) and/or other markets in which the Company’s securities are traded or listed for trading, the requirements of the National Association of Securities Dealers, Inc. (“NASD”) and the Securities and Exchange Commission (“SEC”) and any other applicable laws and regulations.

III.	COMPOSITION

The Committee shall be comprised of at least three Directors as determined by the Board, all of whom shall be “independent” Directors as set forth in the Rules of NASDAQ, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Each member of the Committee must be financially literate and able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Board may replace Committee members. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.	MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

V.	AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall:

1.  Make reports to the Board as circumstances dictate.

2.  Have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

3.  Review and update this Charter periodically as conditions dictate.

4.  Have the sole authority to select, appoint or replace the independent auditor (subject, if applicable, to shareholder ratification) and be directly responsible for establishing the compensation of the independent auditor.

5.  Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act which are approved by the Committee prior to completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

6.  Obtain and review a report from the independent auditor at such times as determined by the Committee regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management. The Committee shall present its conclusions with respect to the selection or change of independent auditor to the Board.

7.  Review and evaluate the lead partner of the independent auditor team and ensure the rotation of the audit partners as required by applicable law.

8.  Be directly responsible for the oversight of the work of the independent auditor (who shall report directly to the Committee) for the purpose of preparing or issuing an audit report or related work.

9.  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

10.  Review and discuss with Management and the independent auditor the Company’s annual and interim financial statements, including the management’s discussion and analysis section of any report, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited and/or reviewed financial statements, as applicable, should be included in any filings submitted to any governmental body or the public.

11.  Review with the independent auditor the auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and review and resolve any significant disagreements between the independent auditor and Management in connection with the preparation of the financial statements.

12.  Discuss with Management and the independent auditor, together and in separate executive sessions, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls or financial reporting processes and any special steps adopted in light of material deficiencies.

13.  Discuss separately with the independent auditor and Management (as required by Statement on Auditing Standard No. 61) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements between the independent auditor and Management.

14.  Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or Management.

15.  Review and discuss reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.
All alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and Management, such as any management letter or schedules of the unadjusted differences.

16.  Discuss with Management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

17.  Periodically review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls and reporting processes of the Company, and elicit any recommendations offered for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review any Company ethics programs.

18.  Discuss with Management and the independent auditor the Company’s major financial risk exposures (including potential or pending litigation) and steps Management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

19.  Discuss with or obtain reports from Management and corporate counsel confirming that the Company is in conformity with applicable legal requirements relating to financial and accounting matters and any Company ethics programs. Review reports and disclosures on insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations relating to financial and accounting matters and with any Company ethics programs.

20.  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

21.  Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

22.  Submit the minutes of all meetings of the Committee to the Board and discuss, through its Chairman, the matters discussed at each Committee meeting with the Board.

23.  Review the results of any audits of member reimbursements, director’s and officer’s expense accounts and Management perquisites prepared by the internal auditor and the independent auditor, respectively.

VI.	LIMITATION OF THE AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct any audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

VII.	COMPENSATION

Members of the Audit Committee will be eligible to receive fees or other compensation for their service as Committee members as determined by the Board. Changes in such compensation will be determined by the Board in its sole discretion.